UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2022 (April 29, 2022)

Energy Services of America Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32998	20-4606266
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 West 3rd Ave., Huntington, West Virginia	25701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(304) 522-3868

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	ESOA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On April 29, 2022, Energy Services of America Corporation (“Energy Services”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting the completion of the previously announced purchase of substantially all the assets of Tri-State Paving & Sealcoating, LLC (“Tri-State Paving”), a West Virginia corporation located in Hurricane, West Virginia. In that filing, Energy Services indicated that it would amend the Form 8-K at a later date to include the audited financial statements of Tri-State Paving and the unaudited pro forma financial information required by Item 9.01 of Form 8-K. This amendment to the Original 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1 and 99.2. No other changes have been made to the Original 8-K. The Item 2.01 disclosure in the original Form 8-K filing is repeated below for convenience.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 29, 2022, Energy Services of America Corporation (“Energy Services” or the “Company”) completed the previously announced acquisition of the assets of Tri-State Paving & Sealcoating, LLC (“Tri-State Paving” or “Seller”), a West Virginia corporation located in Hurricane, West Virginia.

Pursuant to the Asset Purchase Agreement (“Agreement”) signed on April 6, 2022 and amended on April 29, 2022, Tri-State Paving Acquisition Company, Inc. (“Buyer”), a newly formed subsidiary of Energy Services, acquired substantially all the assets (including but not limited to customer contracts, employees and equipment) of Tri-State Paving for $7.5 million in cash, a $1.0 million Promissory Note (“Note”), and $1.0 million in Energy Services Common Stock (“Stock”). The $7.5 million in cash was funded through a loan with United Bank, Inc., Huntington, West Virginia. David E. Corns will continue his role as President of the Company’s new subsidiary.

As part of the Agreement, the Buyer entered into a four-year, $1.0 million Note with the Seller that requires $250,000 principal installment payments on or before the end of each twelve (12) full calendar month period beginning on the date of the Note, April 29, 2022. Interest payments due shall be calculated on the principal balance remaining and shall be at the rate of 3.5%.

Additionally, the Seller received $1.0 million in Stock pursuant to an exemption under The Securities Act of 1933. Based on the market value calculation in the Agreement, Tri-State Paving received 419,287 shares of Stock. As an additional consideration, if the share price of the Stock is below a closing asking price of $1.50 per share on the date 180 days after issuance, the Company shall pay the Seller, in cash, the difference between $1.50 and the market value for each share of Stock. Payment would be made within thirty (30) days after Seller makes written demand.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

The audited balance sheets of Tri-State Paving as of December 31, 2021 and 2020, and the related audited statements of income and members’equity, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes and report of the independent auditor thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The unaudited balance sheets of Tri-State Paving as of March 2022 and the related unaudited statements of income for the three months ended March 31, 2022, thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed balance sheet of Energy Services and Tri-State Paving as of September 30, 2021, and the unaudited pro forma combined condensed statement of income of Energy Services and Tri-State Paving for the year ended September 30, 2021, and the related notes to the unaudited pro forma combined condensed financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

The unaudited pro forma combined condensed balance sheet of Energy Services and Tri-State Paving as of March 31, 2022, and the unaudited pro forma combined condensed statement of income of Energy Services and Tri-State Paving for the six months ended March 31, 2022, and the related notes to the unaudited pro forma combined condensed financial information, are attached hereto as Exhibit 99.4 and incorporated by reference herein.

The pro forma information presented in connection with the consummation of this acquisition is not expected to reflect definitive conclusions regarding allocation of the purchase price or other effects. The Company is continuing to finalize the purchase price allocation. Certain reclassifications have been made to the acquiree’s financial statements to conform to the Company’s reporting format.

(c)	Exhibits.

Exhibit 2.1	Asset Purchase Agreement dated April 6, 2022*

Exhibit 2.2	Addendum dated April 29, 2022*

Exhibit 99.1	The audited balance sheets of Tri-State Paving as of December 31, 2021 and 2020, and the related audited statements of income and members’ equity, and cash flows for each of the years in the two-year period ended December 31, 2021, and the related notes and report of the independent auditor thereto.

Exhibit 99.2	The unaudited balance sheets of Tri-State Paving as of March 2022 and 2021 and the related unaudited statements of income for the three months ended March 31, 2022 and 2021.

Exhibit 99.3	The unaudited pro forma combined condensed balance sheet of Energy Services and Tri-State Paving as of September 30, 2021, and the unaudited pro forma combined condensed statement of income of Energy Services and Tri-State Paving for the year ended September 30, 2021, and the related notes to the unaudited pro forma combined condensed financial information.

Exhibit 99.4	The unaudited pro forma combined condensed balance sheet of Energy Services and Tri-State Paving as of March 31, 2022, and the unaudited pro forma combined condensed statement of income of Energy Services and Tri-State Paving for the six months ended March 31, 2022, and the related notes to the unaudited pro forma combined condensed financial information.

*Previously filed.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGY SERVICES OF AMERICA CORPORATION

DATE: July 13, 2022	By:	/s/ Charles Crimmel
Charles Crimmel
Chief Financial Officer